                                                                 Exhibit 10.16.1




                       AMENDMENT TO TRANSACTION DOCUMENTS

     THIS AMENDMENT, dated as of December 1, 1997, by and among PRIMARK CORPORATION, a Michigan corporation (the "Borrower"), the Lenders party to the Revolving Credit Agreement referred to below, the Lenders party to the Term Loan Agreement referred to below, the Lenders party to the Note Backup Agreement referred to below (such agreements being referred to collectively as the "Credit Facilities"), and MELLON BANK, N.A., a national banking association, as Agent under each such Credit Facility.

                                   RECITALS:

         A. The Borrower has entered into (a) a Revolving Credit Agreement (as amended, the "Revolving Credit Agreement") dated as of February 7, 1997 among Primark Corporation (the "Borrower"), the Lenders parties thereto from time to time, the Issuing Banks referred to therein, and Mellon Bank, N.A., as Agent,
(b) a Term Loan Agreement (as amended, the "Term Loan Agreement") dated as of February 7, 1997 among the Borrower, the Lenders parties thereto from time to time, and Mellon Bank, N.A., as Agent, (c) a Note Backup Agreement (as amended, the "Note Backup Agreement") dated as of February 7, 1997 among the Borrower, the Lenders parties thereto from time to time, the Issuing Bank referred to therein, and Mellon Bank, N.A., as Agent. The Credit Facilities have been amended by a letter agreement dated February 21, 1997, an Amendment to Transactions Documents dated as of May 1, 1997, and an Amendment to Transaction Documents dated as of June 30, 1997.

         B. The parties hereto desire to amend further the Credit Facilities as set forth herein.

         NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

         SECTION 1. AMENDMENTS

         (a) AMENDMENT TO COVENANT RELATING TO MERGERS, ETC. Section 7.08 of each Credit Facility is hereby amended by deleting clause (a) thereof and replacing it with the following new clause (a):

         (a) A Subsidiary of the Borrower may (i) merge with or into or consolidate with, or liquidate or dissolve into, any other Subsidiary of the Borrower, or (ii) merge into, or liquidate or dissolve into, the Borrower, provided that the surviving entity is the Borrower, or (iii) in the case of a Wholly Owned Subsidiary of the Borrower, acquire a substantial portion of the properties of the Borrower, or acquire all or a substantial portion of the properties of any other Subsidiary of the Borrower, or (iv) in the case of a Wholly Owned Subsidiary of the Borrower, acquire from the Borrower or any other Subsidiary of the Borrower any Shares of Capital Stock or other equity interest owned by the Borrower or such other Subsidiary (it being understood that, subject to the other provisions of the Loan Documents, in the event that a wholly Owned Subsidiary thus acquires from the Borrower Shares of Capital Stock which constitute Collateral Agent to release such Shares of Capital Stock from the Lien in favor of the Collateral Agent); and

         (b) AMENDMENT RELATING TO OPTIONAL PREPAYMENTS UNDER THE NOTE BACKUP AGREEMENT. Section 3.12 of the Note Backup Agreement is hereby amended by deleting the final sentence thereof and replacing it with the following: "Any such prepayment shall be made in accordance with Section 3.11 hereof; provided, that with the consent of the Agent (which the Agent may grant or withhold in its sole discretion from time to time), any such prepayment may be made in a principal amount other than a principal amount permitted under Section 3.11.

     Section 2. Effectiveness and Effect, etc.

     (a) Effectiveness. This Amendment shall become effective, with effect as of the date hereof, when Mellon Bank, N.A., as Agent under each Credit Facility, shall have received counterparts hereof duly executed by the Borrower and by the "Required Lenders" and the "Agent" under each Credit Facility.

     (b) Effect. The Revolving Credit Agreement, the Term Loan Agreement and the Note Backup Agreement, as amended by the letter agreement dated February 21, 1997, the Amendment to Transaction Documents dated as of May 1, 1997 and the Amendment to Transaction Documents dated as of June 30, 1997, and as further amended hereby, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy under any Credit Facility or constitute a waiver of any provision of any Credit Facility.

     Section 3. Miscellaneous. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same document. Section and other headings herein are for reference purposes only and shall not affect the interpretation of this Amendment in any respect. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to choice of law rules. This Amendment is a requested amendment within the meaning of Section 10.06(a) of each Credit Facility.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        PRIMARK CORPORATION



                                        By: \s\ STEPHEN H. CUPRAN
                                            ------------------------------------
                                        Name:  Stephen H. Cupran
                                        Title: CFO

                                        MELLON BANK, N.A.,
                                        individually and as Agent under each
                                        Credit Facility


                                        By: \s\ JANE WESTRICH
                                            ------------------------------------
                                               R. Jane Westrich
                                               Vice President

CONSENTED AND AGREED:
BankBoston, N.A.
THE FIRST NATIONAL BANK OF BOSTON


By:     \s\ ELLEN H. ALLEN
   ----------------------------------
Name:   Ellen H. Allen
Title:  Director


NATIONSBANK


By:    \s\ MARTY V. MITCHELL
   ----------------------------------
Name:  Marty V. Mitchell
Title: Vice President



MORGAN GUARANTY TRUST COMPANY OF NEW YORK


By:    \s\ ROBERT BOTTAMEDI
   ----------------------------------
Name:  Robert Bottamedi
Title: Vice President


THE ROYAL BANK OF SCOTLAND, PLC


By:    \s\ DEREK BONNAR
   ----------------------------------
Name:  Derek Bonnar
Title: Vice President


THE CHASE MANHATTAN BANK


By:   \s\
   ----------------------------------
Name:
Title:

BANK OF TOKYO - MITSUBISHI TRUST COMPANY


By: \s\
   ----------------------------------
Name:
Title:



FIRST AMERICAN NATIONAL BANK


By: \s\ ANDREW S. ZIMBERG
   ----------------------------------
Name:  Andrew S. Zimberg
Title: Vice President



THE FUJI BANK, LIMITED


By: \s\
   ----------------------------------
Name:
Title:



WACHOVIA BANK OF GEORGIA, N.A.



By: \s\ JOHN P. RAFFERTY
   ----------------------------------
Name: John P. Rafferty
Title: Vice President